UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 2, 2013

CHARTER FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

United States	001-34889	58-2659667
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1233 O. G. Skinner Drive, West Point, Georgia	31833
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (706) 645-1391

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.Submission of Matters to a Vote of Security Holders.

(a)	The Special Meeting of Stockholders of Charter Financial Corporation (the “Company”) was held on April 2, 2013.

(b)
There were 18,244,151 shares of common stock of the Company eligible to be voted at the Special Meeting and 17,204,060 shares represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Special Meeting and the vote for each proposal were as follows:

1.
The approval of a plan of conversion and reorganization whereby First Charter, MHC and Charter Financial Corporation will convert and reorganize from the mutual holding company structure to the stock holding company structure.

Including the votes of First Charter, MHC:

For	Against	Abstain	Broker Non-Votes
17,134,245	1,442	639	-

Excluding the votes of First Charter, MHC:

For	Against	Abstain	Broker Non-Votes
5,676,321	1,442	639	-

2.
The approval of the adjournment of the special meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the plan of conversion and reorganization.

For	Against	Abstain	Broker Non-Votes
16,922,556	264,484	17,020	-

3a.
 Approval of a provision in New Charter Financial’s articles of incorporation requiring a super-majority vote of stockholders to approve certain amendments to New Charter Financial’s articles of incorporation;

For	Against	Abstain	Broker Non-Votes
14,689,975	2,430,851	15,500	-

3b.
 Approval of a provision in New Charter Financial’s articles of incorporation requiring a super-majority vote of stockholders to approve stockholder-proposed amendments to New Charter Financial’s bylaws;

For	Against	Abstain	Broker Non-Votes
14,689,967	2,430,859	15,500	-

3c.
 Approval of a provision in New Charter Financial’s articles of incorporation to limit the voting rights of shares beneficially owned in excess of 10% of New Charter Financial’s outstanding voting stock.

For	Against	Abstain	Broker Non-Votes
14,693,083	2,426,441	16,802	-

(c)	Not applicable

Item 8.01. Other Events.

On April 2, 2013, Charter Financial Corporation, a federal corporation (the “Company”), announced that the members of First Charter, MHC (the “MHC”) and the Company’s stockholders each approved the Plan of Conversion and Reorganization pursuant to which the MHC will convert to the stock holding company form of organization.  Charter Financial Corporation, a Maryland corporation and the proposed stock holding company for CharterBank, also announced the results of its offering of shares of common stock in connection with the conversion.

A copy of the press release is included as exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated April 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER FINANCIAL CORPORATION (Registrant)
DATE: April 3, 2013	By:	/s/ Curtis R. Kollar
Curtis R. Kollar
Chief Financial Officer